SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2008
                                                          ----------------


                         United Financial Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


   Maryland                          000-52947                   74-3242562
------------------------       ------------------------      -------------------
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                          95 Elm Street
                        West Springfield, Massachusetts               01089
                        -------------------------------               -----
                       (Address of principal executive office)       (Zip code)

Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------



                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

____ Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

____ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4 (c))



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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
            Year.
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          On April 17, 2008, the Board of Directors of United Financial Bancorp,
          Inc. (the "Company") approved an amendment to Article I, Section 1 of the Company's bylaws to provide that the Company shall hold its annual meeting of stockholders during the month of June (instead of April). This amendment was effective immediately upon Board action.

          The Amended and Restated Bylaws, following the amendment, are included herein as Exhibit 3(ii).

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

          (d) Exhibit 3(ii): Amended and Restated Bylaws of United Financial Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    UNITED FINANCIAL BANCORP, INC.


DATE:  April 18, 2008             By:     /s/ Mark A. Roberts
       --------------------              --------------------------------------
                                          Mark A. Roberts
                                          Executive Vice President and
                                          Chief Financial Officer